Commitments	12 Months Ended
Dec. 31, 2025
Commitments
Commitments

17.Commitments

The Company has long-term arrangements with commitments that are not recognized as liabilities as at December 31, 2025 and December 31, 2024 are as follows:

a)	Employment Agreements

	December 31,	December 31,
	2025	2024
	$	$
Management services – officers	321,000	321,000

The President, CEO, and a director of the Company has a long-term employment agreement with the Company. The agreement has a termination clause whereby he is entitled to the equivalent of 12 times his then current monthly salary which, as of December 31, 2025 and 2024, equated to an annual salary of $321,000.

b)	Payments

In the normal course of business, the Company has committed to payments totaling $131,199 (December 31, 2024 - $323,000) related to its clinical trial, and manufacturing, activities, and other regular business activities excluding management and director compensation which are expected to occur over the next 12 months.